ORDR

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
EFRAIM RIOS

EIGHTH JUDICIAL DISTRICT COURT
CLARK COUNTY, NEVADA

In the Matter of INTELLIGENT CLOUD RESOURCES INC., a Nevada Corporation, [Nevada Entity No. E0163152014-3], (Petition of Efraim Rios),	CASE NO.: A-20-822817-B DEPT NO.: XVI **ORDER APPOINTING CUSTODIAN** **[NRS 78.347(1)(B)]**

THE COURT, having considered Petitioner, EFRAIM RIOS' Motion for Appointment of Custodian for INTELLIGENT CLOUD RESOURCES INC., a Nevada Corporation [Nevada Entity No. E0163152014-3], proper notice having been given to the officers and directors of INTELLIGENT CLOUD RESOURCES INC. pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Petitioner EFRAIM RIOS is appointed custodian of INTELLIGENT CLOUD RESOURCES INC.

2. EFRAIM RIOS shall revive and/or reinstate INTELLIGENT CLOUD RESOURCES INC. with the Nevada Secretary of State.

3. EFRAIM RIOS shall appoint officers and directors to serve during the Custodianship of INTELLIGENT CLOUD RESOURCES INC.

4. EFRAIM RIOS is authorized to take reasonable and prudent action on behalf of INTELLIGENT CLOUD RESOURCES INC., including negotiating and compromising debt, executing contracts and other agreements, filing Amendments to the Articles of Incorporation to change the corporation's name, issue authorized common shares and preferred shares, authorize additional shares of common, authorize additional shares of preferred shares, designate and authorize additional classes of preferred shares, convert preferred shares to common shares, eliminate a class or classes of preferred shares, and amend the preferences on any class of preferred shares, and to initiate litigation in EFRAIM RIOS' name as deemed reasonable and prudent in connection with or related to the performance of the Custodian's duties.

5. EFRAIM RIOS shall provide reasonable notice to all shareholders of record of a shareholders meeting to be held after this Order is entered, and the shareholders who attend such meeting, whether in person or by proxy, shall constitute a quorum sufficient for all purposes of the meeting.

6. The record transfer agent for INTELLIGENT CLOUD RESOURCES INC. is hereby authorized and directed to cooperate with EFRAIM RIOS concerning delivery of the shareholder list for INTELLIGENT CLOUD RESOURCES INC.

7. EFRAIM RIOS shall file a Custodian Amendment to the Articles of Incorporation for INTELLIGENT CLOUD RESOURCES INC. with the Nevada Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission

investigations, violations, or convictions concerning EFRAIM RIOS, or its affiliates or subsidiaries.

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that INTELLIGENT CLOUD RESOURCES INC. comply with Chapter 78 of the Nevada Revised Statutes.

(c) A statement that as Custodian, EFRAIM RIOS, is authorized to continue the business of INTELLIGENT CLOUD RESOURCES INC. for the benefit of the corporation and its shareholders.

(d) A statement that EFRAIM RIOS will reinstate INTELLIGENT CLOUD RESOURCES INC.'s charter to do business in the State of Nevada.

(e) Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

8. EFRAIM RIOS, as custodian of INTELLIGENT CLOUD RESOURCES INC., shall submit a report to this Court of the actions taken by the Custodian every three (3) months from the date of Notice of Entry of this Order while the custodianship remains active.

IT IS SO ORDERED.

Dated this 8th day of December, 2020.

DISTRICT COURT JUDGE ZJ

Respectfully Submitted by:
CHASEY LAW OFFICES

/s/ Peter Chasey
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Attorney for Petitioner
EFRAIM RIOS